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                                                                    Exhibit 99.1

                                  SALTON, INC.

                         2001 EMPLOYEE STOCK OPTION PLAN

                        RESTRICTED STOCK AWARD AGREEMENT

            This Restricted Stock Award Agreement ("Agreement") awards you Shares of the common stock of Salton, Inc. (the "Company") as Restricted Stock pursuant to the Salton, Inc. 2001 Employee Stock Option Plan (the "Plan") on the terms and conditions set forth below:

OVERVIEW OF RESTRICTED STOCK AWARD

            Name of Grantee ("you"):                 __________________

            Date of Grant:                           __________________

            Number of Shares of Restricted Stock     __________________

            Vesting Schedule:

                    Date:                               Cumulative Number
                                                        of Shares Vesting

                _________________                         ______________

                _________________                         ______________

TERMS AND CONDITIONS OF AWARD

            1. Form of Award. This is a Restricted Stock Award, with your Shares evidenced by a stock certificate or certificates to be registered in your name but bearing an appropriate legend referring to the terms, conditions and restrictions of this Award and held in escrow by the Company during the period (the "Period of Restriction") prior to the date(s) the Shares become vested as set forth in the Vesting Schedule above. During the Period of Restriction, the Shares shall be subject to the transfer restrictions of paragraph 2 below and to forfeiture upon certain Terminations of Employment as provided in paragraph 3 below. Upon lapse of the Period of Restriction your unrestricted ownership of such Shares which have not been forfeited shall be evidenced by delivery to you of certificate(s) for the Share(s) without such restrictive legend or in such other manner as the Committee deems appropriate.

            2. Transfer Restrictions. During the Period of Restriction you may not transfer, negotiate, pledge, or assign your Shares of Restricted Stock, whether by operation of law or otherwise, and your Shares of Restricted Stock shall not be subject to execution, attachment or similar process; except that
(a) you may transfer your Shares of Restricted Stock upon death pursuant to your will or under the applicable laws of descent and distribution, and (b) you may designate, in writing delivered to the Committee during your lifetime in a form acceptable to the Committee, a beneficiary to receive your Shares of Restricted Stock pursuant to Section 12(a) of the Plan.

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            The Period of Restriction shall lapse, and the Shares shall become freely transferable, on the dates and for the number of Shares set forth in the Vesting Schedule above or upon death, disability or retirement as provided in paragraph 3 below; subject to generally applicable rules, regulations and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Shares are then listed, and any applicable Federal or state securities law, as provided in Section 15(c) of the Plan.

            3. Forfeiture on Certain Terminations of Employment. Upon a Termination of Employment other than by reason of death, disability (as determined by the Committee) or retirement after the age of 62 during the Period of Restriction, all Shares of Restricted Stock that have not become vested pursuant to the Vesting Schedule above 1 shall be forfeited by you and reacquired by the Company; and you shall sign any document and take any other action required to assign such Shares back to the Company.

            As a condition of this Restricted Stock Award you shall execute a Stock Power in the form of the stock power attached as Exhibit A, assigning the Shares of Restricted Stock back to the Company, which Stock Power shall be held in escrow by the Company and used only in the event of the forfeiture of any of the Shares of Restricted Stock.

            Upon a Termination of Employment by reason of death, disability (as determined by the Committee) or retirement after age of 62 during the Period of Restriction, notwithstanding the Vesting Schedule above, the Period of Restriction shall terminate as to all Shares of Restricted Stock and such Shares shall become fully vested.

            4. Dividends. If during the Period of Restriction (a) cash dividends are paid on the Shares of Restricted Stock, the Company will make an annual payment to you, in the form of compensation, not later than March 15 of the year following the year in which such dividends were paid, in an amount equivalent to such cash dividends with respect to such Shares of Restricted Stock which have not been forfeited, or, at the Company's sole discretion, make such payments at the time such dividends are paid; and (b) dividends on Shares are paid in Shares, you shall be credited with additional Shares of Restricted Stock in respect of such additional Shares, which shall be subject to the same restrictions and terms and conditions of the Plan and this Agreement as the Shares of Restricted Stock with respect to which they were credited.

            5. Voting. During the Period of Restriction you shall be entitled to vote the Shares of Restricted Stock which have not been forfeited.

            6. Other Rights as Shareholder. Except as otherwise provided in this Agreement you shall be entitled to all rights of a shareholder of the Company with respect to your Shares of Restricted Stock upon the making of this Restricted Stock Award.

            7. Tax Withholding. Unless otherwise elected by you as provided below, the Company shall withhold from your Shares of Restricted Stock the amount of withholding taxes due with respect to the Award when taxes are to be withheld in connection with the grant of this Award (if you make an election (a "Section 83(b) Election") under Section 83(b) of the Internal Revenue Code of
1986) or upon the lapse of restrictions on your Shares of Restricted Stock (if you do not make a Section 83(b) Election) You will advise the Company promptly if you make

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a Section 83(b) Election. The date on which tax is required to be withheld (depending on the making or not making of a Section 83(b) election) is referred to as the "Tax Date."

            You may elect to make payment for the withholding of federal, state and local taxes, including Social Security and Medicare ("FICA") taxes, up to your marginal tax rate, by one or both of the following methods:

            (a) delivering part or all of the payment in previously-owned Mature Shares (which shall be valued at their Fair Market Value on the Tax Date);

            (b) requesting the Company to withhold from those Shares that would otherwise be received upon the lapse of restrictions on Restricted Stock, a number of Shares having a Fair Market Value on the Tax Date equal to the amount to be withheld.

            An election by you under this paragraph 7 is irrevocable. Any fractional share amount and any additional withholding not paid by the withholding or surrender of Shares must be paid in cash.

            Notwithstanding any such election the Company may withhold such withholding taxes from any other amount owing to you from the Company (whether or not for the payment of compensation or otherwise) or take such other action as may be necessary in the opinion of the Committee to satisfy the Company's obligations for the withholding of such taxes.

            8. Administration. The Committee shall have the power to construe and interpret this Agreement and to adopt such rules for the administration, interpretation and application of the Agreement as are consistent therewith and to interpret or revoke any such rules. All actions taken and all interpretations and determinations made by the Committee shall be final and binding upon you, the Company and all other interested persons.

            9. Notices. Any notice to be given under the terms of this Agreement to the Committee or the Company shall be addressed to the Committee in care of the Secretary of the Company, and any notice to be given to the you shall be addressed to you at your last known home address recorded in the personnel files of the Company. By a notice given pursuant to this paragraph, either you or the Committee may designate a different address for notices. Any notice which is required to be given to you after your death shall be given to your personal representative if such representative has previously informed the Company of his or her status as such and address by written notice under this Section. Any notice shall have been deemed duly given upon receipt.

            10. No Employment Rights. Nothing in this Agreement shall give you any right to continue as an employee of the Company or its Affiliates nor interfere in any way with the right of the Company or its Affiliates to terminate your employment or change your compensation at any time. Your benefits under this Award Agreement shall not be deemed to be compensation for purposes of any other plan or arrangement of the Company in which you participate unless otherwise expressly provided in such plan or arrangement.

            11. Headings. Headings are provided herein for convenience only and are not to serve as a basis for interpretation or construction of this Agreement.

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            12. Amendment. This Agreement may be amended by a written instrument executed on behalf of the Committee by the Company to which you have given your written consent; provided that your consent shall not be required for any amendment required to comply with securities, tax or other laws, or any or change of control, recapitalization or similar adjustment permitted by Sections 13 or 15(h) of the Plan.

            13. Severability. If all or any part of this Agreement or the Plan is declared by any court or governmental authority to be unlawful or invalid, such unlawfulness or invalidity shall not serve to invalidate any portion of this Agreement or the Plan not declared to be unlawful or invalid. Any Section or part of a Section so declared to be unlawful or invalid shall, if possible, be construed in a manner which will give effect to the terms of such Section or part of a Section to the fullest extent possible while remaining lawful and valid.

            14. Governing Law. The law of the State of Delaware except its law with respect to choice of law, shall be controlling in all matters relating to this Agreement.

            15. Plan. This Agreement is subject to the terms of the Plan, which is incorporated into this Agreement by this reference, and which describes your rights and the conditions and limitations affecting those rights. By your signature to this Agreement you acknowledged that you have received a copy of the Plan. Together, the Plan and this Agreement state all of the rights and obligations of you and the Company concerning this Restricted Stock Award. If there is any inconsistency between this Agreement and the Plan, the Plan shall govern. Unless defined otherwise, all capitalized terms in this Agreement shall have the same meaning as defined in the Plan.

            The Award represented by this Agreement is not valid unless you sign this Agreement. Please acknowledge your Award and this Agreement, and your agreement to abide by the provisions of the Plan as amended and this Agreement, by signing below and returning a copy of the entire Agreement, with your signature below and on the Stock Power attached as Exhibit A, to the Committee in care of the Secretary of the Company.

AGREEMENT AND ACKNOWLEDGMENT

            By signing a copy of this Agreement and returning it to the Committee in care of the Secretary of the Company, I acknowledge that I have read this Agreement and the Plan, and that I fully understand all of my rights under the Plan, as well as all of the terms and conditions which may limit my eligibility to receive and to vest in Restricted Stock. Without limiting the generality of the preceding sentence, I understand that my right to vest in the Shares of Restricted Stock is conditioned upon my continued employment with Salton, Inc. or its eligible Affiliates through the end of the applicable Period of Restrictions as set forth above in this Agreement.

                                                    ____________________________
                                                    Grantee

Dated:   _______________



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                                                                    Exhibit 99.1

                             IRREVOCABLE STOCK POWER

            FOR VALUE RECEIVED, the undersigned hereby sells, assigns, and transfers unto Salton, Inc., a Delaware corporation, _____shares of Common Stock of Salton, Inc. standing in the name of the undersigned on the books of Salton, Inc., represented by certificate number ___ and do and hereby irrevocably appoint ____________________ to transfer the said stock on the books of Salton, Inc. with full power of substitution in the premises.

            This Stock Power is given pursuant to and governed by the Salton, Inc. 2001 Employee Stock Option Plan and that certain Restricted Stock Award Agreement between Salton, Inc. and the undersigned of even date herewith.



                                                      __________________________
                                                      Grantee

Dated:   _______________